SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2003

SONOCO PRODUCTS COMPANY

Incorporated under the laws of South Carolina	Commission File No. 0-516	I.R.S. Employer Identification No. 57-0248420

One North Second Street

Post Office Box 160

Hartsville, South Carolina 29551-0160

Telephone: 843-383-7000

Item 7. Financial Statements and Exhibits

(c)	Exhibit 99	Registrant’s 2003 Second Quarter Earnings Release

Item 9. Regulation FD Disclosure; Information Provided Pursuant to Item 12.

Second Quarter Earnings

     Pursuant to Item 12 of this form, please see Exhibit 99 for the Registrant’s 2003 second quarter earnings release.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SONOCO PRODUCTS COMPANY (Registrant)

Date: July 16, 2003	By:	/s/ C. J. Hupfer

C. J. Hupfer
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99	Registrant’s 2003 Second Quarter Earnings Release